EXHIBIT 32.1

Exquisite Acquisition, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with Quarterly Report of Exquisite Acquisition, Inc. (the Company) on Form 10-Q for the period ended August 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Thomas DeNunzio, Principal  Executive Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Thomas DeNunzio and will be retained by Exquisite Acquisition, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: October 3, 2016

By: /s/ Thomas DeNunzio

Thomas DeNunzio,

Chief Executive Officer

(Principal Executive Officer)

EXHIBIT 32.2

Exquisite Acquisition, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with Quarterly Report of Exquisite Acquisition, Inc. (the Company) on Form 10-Q for the period ended August 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Thomas DeNunzio, Principal Financial Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Thomas DeNunzio and will be retained by Exquisite Acquisition, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: October 3, 2016

By: /s/ Thomas DeNunzio

Thomas DeNunzio,

Chief Financial Officer

(Principal Financial Officer)